THE CHARLES SCHWAB FAMILY OF FUNDS
(the Trust)
Schwab® Government Money Fund-Sweep Shares
(the fund)
Supplement dated September 12, 2025, to the fund’s currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and should be read in conjunction with the Statutory Prospectus.
Effective immediately, the following changes are made to the fund’s statutory prospectus:
Statutory Prospectus – Under the “Investing in the Fund” section: The “Buying/Selling Shares” section will be deleted and replaced in its entirety and replaced with the following:
Sweep Shares of the fund are designed for use in conjunction with certain accounts held at Schwab and are subject to the eligibility terms and conditions of your Schwab account agreement, as amended from time to time. When you designate the fund as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of the fund will be sold to cover these transactions according to the terms and conditions of your account agreement. You may make purchase, exchange and redemption requests in accordance with your account agreement.
For more information on Schwab accounts, call 1-877-824-5615 or visit www.schwab.com.
Statutory Prospectus – Under the “Investing in the Fund” section: The “Selling Shares” section will be deleted in its entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG128621-00 (09/25)
00317368